SLM CORPORATION Q2 2013 Investor Presentation AUGUST 6, 2013

Forward-Looking Statements; Non-GAAP Financial Measures
The following information is current as of August 6, 2013 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31, 2012
(the “2012 Form 10-K”), and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the 2012
Form 10-K (filed with the SEC on February 26, 2013).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2012 and subsequent filings with the Securities and Exchange
Commission; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the company is a party; credit risk associated with the company’s exposure to third parties, including counterparties to the company’s derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).
The company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures to successfully implement cost-cutting and adverse effects of such initiatives on its business; risks associated with restructuring initiatives, including the company’s recently announced strategic plan to separate its existing operations into two separate publicly traded companies; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; and changes in the demand for debt management services.
The preparation of the company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.  For additional information, see
“Core Earnings — Definition and Limitations” in the Company’s second quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

SLM Corporation
The U.S. Student Loan Market Page 4
SLM Corporation Overview Page 9
Credit Quality Page 17
Funding Diversity and Liquidity Page 29
Risk-Adjusted Capital Page 39
FFELP ABS Appendix Page 42
Private Education Loan ABS Appendix Page 47
SLM Appendix Page 68

4 The U.S. Student Loan Market

Favorable Student Loan Market Trends
Source: Trends in College Pricing.©
2012 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Higher Education Enrollment (millions) Annual Cost of Education ($ thousands)
Source: CBO May 2013 Baseline Projections for the Student Loan Program by fiscal year
Note: Excludes consolidation volume
Federal Student Loan Origination Volume ($ billions)
Relationship Between Higher Education, Income and Employment
Source:  U.S. Bureau of Labor Statistics, Current Population Survey, 2012 Annual Social and Economic
Supplement. Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Annual Average 2012. Represents unemployment for civilian non-institutional population over age 25.
Unemployment
Average annual income
19.1
20.4
21.0
21.0
21.3
21.5
22.2
23.8
2008 2009 2010 2011 2012 2013 2016 2021
11.4
12.1
12.8
13.6
14.4
16.2
17.1
17.9
$27.5
$28.7
$30.5
$32.0
$33.8
$35.1
$36.5
$38.0
$39.5
2005 2006 2007 2008 2009 2010 2011 2012 2013
Public Private
15.2
105.9
109.0
112.5
116.6
120.5
124.4
128.4
132.3
136.4
2013 2014 2015 2016 2017 2018 2019 2020 2021
0%
2%
4%
6%
8%
10%
12%
14%
0
10,000
40,000
50,000
60,000
70,000
80,000
90,000
100,000
Less than H.S. High school Some college Associate Bachelor's Master's Doctorate Professional
20,000
30,000
SOURCE: U.S. Department of Education, National Center for Education Statistics, Higher Education General Information Survey
(HEGIS), "Fall Enrollment in Colleges and Universities" surveys, 1970 and 1980; Integrated Postsecondary
Education Data System (IPEDS), "Fall Enrollment Survey" (IPEDS-EF:90-99); IPEDS Spring 2001 through Spring
2012, Enrollment component; and Projections of Education Statistics to 2021. U.S. Department of Commerce,
Census Bureau, Current Population Survey (CPS), October, selected years, 1970 through 2011. (This table was prepared December 2012.)

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

6 College Grads Experience Lower Levels of Unemployment Source: U.S. Bureau of Labor Statistics as of 3/31/2013 Total Unemployment Rate Unemployment Rate with a Bachelor's Degree or Higher

AY 2001-2002
AY 2011-2012
$95,424
Cost of attendance gap
$78,299
$17,125
$36,128
$19,003
$17,125
$151,884
Cost of attendance gap
$124,884
$27,000
$68,544
$41,544
$27,000
Full-Time Private School
Full-Time Public School
Full-Time Private School
Full-Time Public School
ED Lending Limit
Cost of attendance gap

Family Contributions
$200
Private Education Loans
$7
Federal
$113
Grants
$116

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 21 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of which is funded by private education loans
Role of Private Education Loans
Source: Trends in College Pricing
.©
2012 The College Board,.
U.S. Department of Education 2012
Source: U.S. Department of Education, President’s 2013 Budget  & Company analysis
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012 Academic Year
www.collegeboard.org,

SallieMae

SLM vs. Industry Originations
(billions)
$3.8
$11.6
$4.8
$15.5
$7.1
$18.5
$7.7
$21.1
$7.7
$22.9
$4.8
$10.6
$2.3
$7.1
$2.5
$6.2
$3.0
$6.4
03-04
04-05
05-06
06-07
07-08
08-09
09-10
10-11
11-12
SLM
Total Market

2011-12 academic year market share approximately 47%
Private Education Loan Industry Originations
Source: Trends in Student Aid. © 2012 The College Board,.
www.collegeboard.org,
industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.
Private Education Loan originations declined from their peak as a result of an increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.

9 SLM Corporation Overview

#1 saving, planning and paying for education
company with 40-years of leadership in the
education lending market
#1 servicer and collector of student loans in the
U.S. for FFELP   and Private Education Loans
Serving 25 million unique customers
$146 billion student loan portfolio, 75% of which
is insured or guaranteed
Fully independent private sector company with
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
SLM Corporation
1
Federal Family Education Loan Program (“FFELP”).
1

As of June 30, 2013
Net of provision
A Brief Corporate History
As of July 31, 2013
1965
• Congress creates the Guaranteed Student Loan Program, currently known as FFELP
1972
• Congress establishes, as a GSE, the Student Loan Marketing Association
or “Sallie Mae”
1996
• Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created
2004
• GSE dissolved… SLM Corporation becomes a fully independent, private sector corporation
2008
• Challenging economy; U.S. Government support of FFELP, private education lending curtailed
2009
• Smart Option private loan introduced
• SLM wins 5 year contract to service for US Dept. Education
2010
• FFELP eliminated in legislative reform July 2010
• SLM acquires $25 billion FFELP portfolio from Student Loan Corporation
2013
•Announces planned separation into two distinct business, an education loan management company and a consumer banking company.
SLM Corporate Debt
Ratings
Moody’s S & P Fitch
Long -
Term
Ba1 BBB
-
BB+
Short -
Term
Not-Prime A-3 B
Outlook
Neg. Neg. Neg.
Loan Portfolio
Loan Type $billions %
FFELP Loans
$108.5 75%
Private Education
$37.1 25%
Total Portfolio
$145.6 100%

Q2 13 “Core Earnings” Summary
*
* For a GAAP to “Core Earnings” reconciliation, see slide 69
($ millions, except per share amounts) Q2 13 Q1 13 Q2 12
EPS (Reported) $1.02 $0.61 $0.49
Net Income $462 $283 $243
Net Interest Income $675 $676 $656
Loan Loss Provision $201 $241 $243
Fee and Other Income $476 $279 $208
Operating Expenses $258 $250 $231
Average Student Loans $152,135 $160,261 $172,436

Consumer Lending Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q2 13 Q1 13 Q2 12
Private Originations $368 $1,411 $321
Average Private Education Loans $38,154 $38,406 $37,543
Net Interest Income after Provision - Private $235 $196 $188
Net Interest Margin - Private Education
(1) 4.12% 4.15% 4.14%
Operating Expenses $76 $68 $63
OpEx Annualized as a % of Average Private Education Loans 0.80% 0.71% 0.68%
Net Income $107 $87 $85
(1)
Includes non-GAAP adjustments of 0.04%, 0.03%, and 0.11%, respectively, related to the accounting for derivative instruments.

Business Services Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q2 13 Q1 13 Q2 12
Intercompany loan servicing $137 $149 $172
Third-party loan servicing $33 $27 $26
Guarantor servicing $10 $10 $11
Other servicing $20 $19 $18
Contingency revenue $109 $99 $87
Other Business Services revenue $8 $7 $7
Net Income $166 $125 $137

FFELP Loan Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q2 13 Q1 13 Q2 12
Average FFELP Loans $113,981 $121,855 $134,893
Net Interest Income after Provision - FFELP $244 $245 $228
Net Interest Margin - FFELP
(1) 0.87% 0.83% 0.70%
Operating Expenses $144 $157 $181
OpEx Annualized as a % of Average FFELP Loans 0.51% 0.52% 0.54%
Net Income $237 $104 $44
(1)Includes non-GAAP adjustments of (0.38%), (0.40%), and (0.30%) respectively, related to the accounting for derivative instruments.
$257 million and $55 million gains from residual interest sales in Q2 13 and Q1 13, respectively

Operations Locations
Corporate Headquarters
Fishers, IN
•Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance/Accounting
•
Legal
•
Information Technology
New York State
(Arcade, Perry,
Horseheads)
•
Collections
Cincinnati, OH
•
Collections
Salt Lake City, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Executive Offices
•Credit &Collections
•
Customer Resolution
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise Inv.
& Rewards
• Business  Dev.
Kansas City, MO
• Upromise Investments
Muncie, IN
• Collections

17 Credit Quality

Private Education Loan Portfolio Characteristics
– $37 billion portfolio
– 25% of SLM’s total student loan portfolio
– Approximately 66% of portfolio has a cosigner, typically a parent
– Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of June 30, 2013

Smart Option Student Loan product offers three repayment choices designed to help borrowers balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows the customer to defer payments while in-school
Variable and Fixed Interest Rate Options
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities are employed at both the customer and cosigner level
All loans are certified by the school’s financial aid office to ensure that proceeds are used for education expenses
SLM’s Private Education Smart Option Student Loan Products

$1,500
$1,250
$1,000
$750
$500
$250
$0
$'s Originated
40%
30%
20%
10%
0%
-10%
-20%
Year over Year Growth
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Originations
Year over Year Growth

Private Education Loans – High Quality Originations
Originations of $3.3 bn in 2012 had an average winning FICO of 748 and 90% were cosigned.
Originations of $2.7 bn in 2011 had an average winning FICO of 748 and 91% were cosigned.
Originations of $2.3 bn in 2010 had an average winning FICO of 739 and 89% were cosigned.

Private Credit: % of Portfolio Outstandings by Segment

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Outstandings
15.1%
13.9%
11.8%
10.5%
9.4%
8.3%
7.9%
27.8%
27.7%
27.4%
26.5%
25.1%
23.0%
22.0%
57.1%
58.4%
60.8%
63.0%
65.5%
68.6%
70.1%
Dec. 07
Dec. 08
Dec. 09
Dec. 10
Dec. 11
Dec. 12
Jun. 13
Low Risk
Moderate Risk
Elevated Risk

Private Credit Charge-off Rate by Segment

25%
20%
15%
10%
5%
0%
Low Risk
Moderate Risk
Elevated Risk
Overall Portfolio
21.2%
17.1%
12.3%
10.9%
9.4%
10.3%
8.9%
6.7%
6.7%
5.5%
5.4%
4.7%
2.5%
2.8%
6.0%
5.0%
3.7%
3.4%
2.8%
1.9%
2.9%
0.9%
1.0%
2.5%
2.4%
1.8%
1.7%
1.5%
2007
2008
2009
2010
2011
2012
YTD Jun-13

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
Consumer Lending Segment – High Quality Portfolio

Private Education
Loans
(2)
25%
U.S. Government
Guaranteed Loans
75%
Charge-Offs
(1)
= 0.07%
Charge-Offs
(1)
= 2.34%
Total Charge-Offs
(1)
= 0.63%
(1) All data as of Six Months Ended June 30, 2013. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Student Loan Portfolio
SLM Loan Losses
(2)
(2)

Percent of Total Defaults

Percent of Total Defaults

Private Credit Default Performance
As of June 30, 2013
8%
14%
17%
14%
11%
8%
6%
5%
4%
3%
3% 2%
2%
2% 2%
8%
22%
39%
52%
63%
71%
77%
82%
86%
89%
92%
94%
96% 98% 100%
0%
50%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
Months Since Repayment Begin Date
Defaults Per Months Since Repayment Begin Date Cumulative Defaults
60%
11%
7%
5%
4%
3% 3% 2%
2% 1% 1%
1% 1% 0% 1%
60%
71%
78%
83%
86%
89%
92%
94%
95% 96% 97% 98% 99% 99% 100%
0%
50%
100%
12 24 36 48 60 72 84 96 108 120 132 144 156 168 180
# Payments Made
Defaults Per Payments Made Cumulative Defaults
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
The probability of default substantially diminishes as the number of payments and years of seasoning increases

Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q213 Q113 Q412 Q312 Q212
Charge-offs - Traditional Portfolio
(1) 2.1% 2.5% 3.4% 2.6% 2.5%
Charge-offs - Non-Traditional Portfolio
(1) 9.1% 8.7% 13.2% 10.5% 9.8%
Charge-offs - Total Portfolio
(1) 2.7% 3.0% 4.2% 3.2% 3.1%
90+ Day Delinq as a % of Repay - Traditional Portfolio 3.1% 3.3% 3.9% 4.4% 3.7%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 10.2% 11.2% 12.6% 14.6% 12.6%
90+ Day Delinq as a % of Repay - Total Portfolio 3.6% 3.9% 4.6% 5.3% 4.5%
Forb as a % of Forb & Repay - Traditional Portfolio 3.4% 3.2% 3.3% 3.1% 4.1%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 5.5% 5.1% 5.1% 5.0% 6.4%
Forb as a % of Forb & Repay - Total Portfolio 3.5% 3.4% 3.5% 3.2% 4.3%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.6% 5.7% 5.7% 5.8% 5.7%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 21.0% 21.0% 20.7% 21.5% 22.5%
Allowance as a % of Loans in Repay - Total Portfolio 6.8% 6.9% 6.9% 7.1% 7.1%

Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Traditional Loans with a Cosigner Q213 Q113 Q412 Q312 Q212
Outstanding Balance as a % of Total
64% 63% 62% 62% 60%
90+ Delinquency as a % of Repayment
2.3% 2.4% 2.9% 3.2% 2.7%
Forbearance as a % of Repayment & Forbearance
3.3% 3.2% 3.3% 2.9% 3.8%
Charge-Offs as a % of Repayment
(1)
1.4% 1.6% 2.1% 1.6% 1.5%
Traditional Loans without a Cosigner Q213 Q113 Q412 Q312 Q212
Outstanding Balance as a % of Total
29% 29% 30% 30% 31%
90+ Delinquency as a % of Repayment
4.6% 5.1% 5.8% 6.7% 5.5%
Forbearance as a % of Repayment & Forbearance
3.6% 3.3% 3.4% 3.3% 4.5%
Charge-Offs as a % of Repayment
(1)
3.7% 4.3% 5.9% 4.5% 4.3%
Non-Traditional Loans with a Cosigner Q213 Q113 Q412 Q312 Q212
Outstanding Balance as a % of Total
2% 2% 3% 3% 3%
90+ Delinquency as a % of Repayment
8.7% 9.5% 10.9% 12.3% 10.3%
Forbearance as a % of Repayment & Forbearance
6.8% 6.6% 6.5% 6.2% 7.6%
Charge-Offs as a % of Repayment
(1)
6.2% 5.6% 8.8% 6.9% 6.6%
Non-Traditional Loans without a Cosigner Q213 Q113 Q412 Q312 Q212
Outstanding Balance as a % of Total
5% 6% 6% 6% 6%
90+ Delinquency as a % of Repayment
10.9% 12.0% 13.3% 15.6% 13.5%
Forbearance as a % of Repayment & Forbearance
5.0% 4.5% 4.6% 4.5% 5.9%
Charge-Offs as a % of Repayment
(1)
10.3% 10.0% 15.0% 11.9% 11.1%

(Dollars in millions)
Loan Seasoning
June 30, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,475
Loans in Forbearance 498 7.8% 170 3.2% 149 2.7% 86 1.9% 112 1.3% 1,015 3.4%
Loans in Repayment- Current 5,249 81.8% 4,683 89.2% 4,996 91.0% 4,169 93.1% 8,121 95.2% 27,218 90.2%
Loans in Repayment- Delinq 31-60 days 201 3.1% 126 2.4% 117 2.1% 84 1.9% 122 1.4% 650 2.1%
Loans in Repayment- Delinq 61-90 days 137 2.1% 77 1.5% 73 1.3% 45 1.0% 63 0.7% 395 1.3%
Loans in Repayment- Delinq 90 + days 334 5.2% 193 3.7% 155 2.8% 95 2.1% 115 1.4% 892 3.0%
6,419 $    100% 5,249 $    100% 5,490 $    100% 4,479 $    100% 8,533 $     100% 30,170 $  100%
Charge-offs as a % of loans in repayment 4.8% 2.3% 1.7% 1.2% 0.9% 2.1%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 421
Loans in Forbearance 86 12.1% 22 5.1% 13 3.4% 10 2.8% 14 1.8% 145 5.5%
Loans in Repayment- Current 422 59.2% 313 72.5% 307 79.0% 286 83.3% 650 87.8% 1,978 75.6%
Loans in Repayment- Delinq 31-60 days 53 7.4% 26 6.1% 20 5.1% 15 4.4% 28 3.8% 142 5.4%
Loans in Repayment- Delinq 61-90 days 44 6.2% 18 4.1% 13 3.4% 9 2.7% 16 2.2% 100 3.8%
Loans in Repayment- Delinq 90 + days 108 15.1% 53 12.2% 35 9.1% 23 6.8% 33 4.4% 252 9.6%
713 $       100% 432 $       100% 388 $       100% 343 $       100% 741 $        100% 2,617 $    100%
Charge-offs as a % of loans in repayment 17.4% 10.6% 6.6% 4.2% 3.1% 9.1%
Total
Monthly Scheduled Payments Due
Not Yet in Repayment 5,896
Loans in Forbearance 584 8.2% 192 3.4% 162 2.8% 96 2.0% 126 1.4% 1,160 3.5%
Loans in Repayment- Current 5,671 79.5% 4,996 87.9% 5,303 90.2% 4,455 92.4% 8,771 94.6% 29,196 89.0%
Loans in Repayment- Delinq 31-60 days 254 3.6% 152 2.7% 137 2.3% 99 2.1% 150 1.6% 792 2.4%
Loans in Repayment- Delinq 61-90 days 181 2.5% 95 1.7% 86 1.5% 54 1.1% 79 0.9% 495 1.5%
Loans in Repayment- Delinq 90 + days 442 6.2% 246 4.3% 190 3.2% 118 2.4% 148 1.6% 1,144 3.5%
7,132 $    100% 5,681 $    100% 5,878 $    100% 4,822 $    100% 9,274 $     100% 32,787 $  100%
Charge-offs as a % of loans in repayment 6.1% 2.9% 2.1% 1.5% 1.1% 2.7%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments

(Dollars in millions)
Loan Seasoning
March 31, 2013
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,959
Loans in Forbearance 502               7.8% 166               3.1% 134               2.4% 71                   1.6% 93                     1.1% 966               3.2%
Loans in Repayment- Current 5,191            80.8% 4,837            89.6% 5,033            91.3% 4,214            93.8% 7,797              95.5% 27,072          90.3%
Loans in Repayment- Delinq 31-60 days 198               3.1% 116               2.2% 111               2.0% 72                   1.6% 100                   1.2% 597               2.0%
Loans in Repayment- Delinq 61-90 days 147               2.3% 77                   1.4% 68                   1.2% 45                   1.0% 56                     0.7% 393               1.3%
Loans in Repayment- Delinq 90 + days 386               6.0% 201               3.7% 165               3.0% 92                   2.0% 116                   1.4% 960               3.2%
6,424 $         100% 5,397 $         100% 5,511 $         100% 4,494 $         100% 8,162 $           100% 29,988 $      100%
Charge-offs as a % of loans in repayment 6.1% 2.4% 1.8% 1.4% 0.9% 2.5%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 475
Loans in Forbearance 85                   11.1% 18                   4.7% 11                   2.9% 8                     2.4% 13                     1.8% 135               5.1%
Loans in Repayment- Current 454               59.5% 319               73.0% 312               78.5% 291               84.7% 621                   87.9% 1,997            75.5%
Loans in Repayment- Delinq 31-60 days 54                   7.1% 23                   5.2% 21                   5.3% 13                   3.9% 23                     3.2% 134               5.1%
Loans in Repayment- Delinq 61-90 days 42                   5.4% 18                   4.2% 14                   3.5% 9                     2.7% 15                     2.1% 98                  3.7%
Loans in Repayment- Delinq 90 + days 127               16.7% 59                   13.6% 39                   9.8% 23                   6.5% 34                     4.9% 282               10.7%
762 $            100% 437 $            100% 397 $            100% 344 $            100% 706 $              100% 2,646 $         100%
Charge-offs as a % of loans in repayment 16.8% 10.1% 6.3% 4.1% 3.0% 8.7%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 6,434
Loans in Forbearance 587               8.2% 184               3.2% 145               2.5% 79                   1.6% 106                   1.2% 1,101            3.4%
Loans in Repayment- Current 5,645            78.6% 5,156            88.4% 5,345            90.5% 4,505            93.1% 8,418              94.9% 29,069          89.1%
Loans in Repayment- Delinq 31-60 days 252               3.5% 139               2.4% 132               2.2% 85                   1.8% 123                   1.4% 731               2.2%
Loans in Repayment- Delinq 61-90 days 189               2.6% 95                   1.6% 82                   1.4% 54                   1.1% 71                     0.8% 491               1.5%
Loans in Repayment- Delinq 90 + days 513               7.1% 260               4.5% 204               3.4% 115               2.4% 150                   1.7% 1,242            3.8%
7,186 $         100% 5,834 $         100% 5,908 $         100% 4,838 $         100% 8,868 $           100% 32,634 $      100%
Charge-offs as a % of loans in repayment 7.2% 3.0% 2.1% 1.6% 1.1% 3.0%
Total
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments

(Dollars in millions)
Loan Seasoning
June 30, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,529
Loans in Forbearance 717 9.3% 190 3.1% 131 2.5% 66 1.8% 82 1.3% 1,186 4.1%
Loans in Repayment- Current 5,881 76.0% 5,504 89.2% 4,799 90.6% 3,344 93.0% 6,141 95.1% 25,669 87.7%
Loans in Repayment- Delinq 31-60 days 380 4.9% 173 2.8% 139 2.6% 71 2.0% 99 1.5% 862 2.9%
Loans in Repayment- Delinq 61-90 days 240 3.1% 95 1.5% 77 1.4% 39 1.1% 47 0.7% 498 1.7%
Loans in Repayment- Delinq 90 + days 521 6.7% 209 3.4% 152 2.9% 75 2.1% 89 1.4% 1,046 3.6%
Total Loans in Repayment or Forbearance 7,739 $ 100% 6,171 $  100% 5,298 $ 100% 3,595 $ 100% 6,458 $ 100% 29,261 $ 100%
Charge-offs as a % of loans in repayment 5.1% 2.4% 1.6% 1.3% 0.9% 2.5%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 569
Loans in Forbearance 121 12.0% 24 4.9% 16 3.8% 8 2.5% 13 2.2% 182 6.4%
Loans in Repayment- Current 525 52.0% 343 70.8% 329 77.3% 277 84.1% 507 86.1% 1,981 69.8%
Loans in Repayment- Delinq 31-60 days 98 9.7% 34 7.1% 25 5.9% 16 4.6% 23 3.9% 196 6.9%
Loans in Repayment- Delinq 61-90 days 81 8.0% 24 4.9% 16 3.8% 9 2.9% 15 2.6% 145 5.1%
Loans in Repayment- Delinq 90 + days 185 18.3% 60 12.3% 39 9.2% 19 5.9% 31 5.2% 334 11.8%
Total Loans in Repayment or Forbearance 1,010 $ 100% 485 $   100% 425 $   100% 329 $   100% 589 $   100% 2,838 $   100%
Charge-offs as a % of loans in repayment 17.8% 10.2% 5.1% 3.5% 3.4% 9.8%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 6,098
Loans in Forbearance 838 9.6% 214 3.2% 147 2.6% 74 1.9% 95 1.3% 1,368 4.3%
Loans in Repayment- Current 6,406 73.2% 5,847 87.9% 5,128 89.6% 3,621 92.3% 6,648 94.4% 27,650 86.1%
Loans in Repayment- Delinq 31-60 days 478 5.5% 207 3.1% 164 2.9% 87 2.2% 122 1.7% 1,058 3.3%
Loans in Repayment- Delinq 61-90 days 321 3.6% 119 1.8% 93 1.6% 48 1.2% 62 0.9% 643 2.0%
Loans in Repayment- Delinq 90 + days 706 8.1% 269 4.0% 191 3.3% 94 2.4% 120 1.7% 1,380 4.3%
Total Loans in Repayment or Forbearance 8,749 $ 100% 6,656 $ 100% 5,723 $ 100% 3,924 $ 100% 7,047 $ 100% 32,099 $ 100%
Charge-offs as a % of loans in repayment 6.6% 2.9% 1.9% 1.5% 1.1% 3.1%

29 Funding Diversity and Liquidity

Issued $2.5 billion of Private ABS
Issued $3.7 billion of FFELP ABS
Issued $1.5 billion of long-term unsecured debt
Sold residual interests in five FFELP securitization trusts totaling $12.5 billion of assets
Returned $400 million to shareholders through common share repurchases during 1  half of 2013
In July 2013, the company authorized an additional $400 million for common share repurchases
Closed on a $6.8 billion FFELP ABCP facility and a $1.1 billion Private ABCP facility
Repurchased $800 million of outstanding unsecured debt through tender offers
Maintained excess capital at Bank and SLM Corporation
2013 Capital Markets Summary
(1) As of June 30, 2013.
st

Non-Consolidation FFELP Non-Consolidation FFELP Non-Consolidation FFELP
Issue $1,246M SLM Trust 2013-3 $1,246M SLM Trust 2013-2 $1,249M SLM Trust 2013-1
Pricing Date June 12, 2013 April 3, 2013 February 5, 2013
Collateral US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
Prepayment
Speed
(1)
6% Constant Prepayment Rate 6% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $262    1.0      L+26
A-2   Aaa       $315    3.0      L+36
A-3   Aaa       $634    6.7      L+60
B       Aa1        $35    8.9      L+240
Moody’s Amt WAL
(1)
Pricing
(2)
A      Aaa     $1,211    4.4      L+45
B      Aa1          $35    8.8      L+210
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $280    1.0      L+17
A-2   Aaa       $396    3.3      L+25
A-3   Aaa       $538    6.8      L+55
B        A1         $35    8.6      L+225
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.

Recent SLM Private Education Loan ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate A-2 tranches were 2.11%, 1.78% and 2.10%, for 2013-B, 2013-A, and 2012-E, respectively. Yield on fixed rate B tranches were 3.48% and 3.69%, for
2013-B and 2013-A,, respectively.
Private Education Loans Private Education Loans Private Education Loans
Issue $1,135M SLM Trust 2013-B $1,108M SLM Trust 2013-A $976M SLM Trust 2012-E
Pricing Date April 25, 2013 February 27, 2013 October 11, 2012
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4% 4%
Tranching
Moody’s Amt WAL (1) Pricing (2) Moody’s Amt WAL (1) Pricing (2) Moody’s Amt WAL (1) Pricing (2)
A-1 Aaa $690 1.8 L+60
A-2A Aaa $143 4.6 s+ 95
A-2B Aaa $143 4.6 L+105
B A $132 5.7 s+238
Total $1,108 2.9 L+115
A-1 Aaa $680 1.7 L+65
A-2A Aaa $245 4.8 s+ 105
A-2B Aaa $100 4.8 L+110
B A $110 6.0 s+260
Total $1,135 3.1 L+120
A-1 Aaa $676 1.7 L+75
A-2A Aaa $100 4.5 s+ 140
A-2B Aaa $200 4.5 L+175
Total $976 2.6 L+122

High Percentage of Student Loans Funded to Term
*
Gross loans, Numbers may not add due to rounding.
Fixed Spread Liabilities, $24 Bn
Conduits,  $12 Bn
$146* Billion Student Loan Portfolio
as of June 30, 2013
FFELP Consolidation Term ABS, $60 Bn
FFELP Non-Consolidation Term ABS, $30 Bn
Private Term ABS, $20 Bn
Funded to Term,  $110 Bn

2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

Unsecured Debt Maturities
Note:  Does not include Sallie Mae Bank or Subsidiary funding
Total unsecured debt outstanding of $17.5 billion
As of June 30, 2013
(par value, $ in billions)
$0
$5
$10
$1.2
$2.5
$1.5
$2.3
$1.8
$2.8
$0.2
$1.5
$3.7

Secured Cash Flow
Note: Totals may not add due to rounding, As of June 30, 2013
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
$ in Millions
2013 YTD 2012 2011 2010
FFELP
Term Securitized
Servicing (Cash Paid) $ 256 $ 526 $ 563 $ 533
Net Residual* (Excess Distributions) 286 628 715 746
Other Secured FFELP
Net Cash Flow 305 934 568 1,465
Total FFELP $ 847 $ 2,088 $ 1,846 $ 2,743
Total Proceeds from Residual Sales $ 589
Private Credit
Term Securitized
Servicing (Cash Paid) $ 100 $ 181 $ 189 $ 179
Residual (Excess Distribution) 56 103 28 8
Other Secured Financings
Net Cash Flow 4 22 2 -
Total Private Credit $ 160 $ 306 $ 219 $ 187
Total FFELP and Private Credit $ 1,596 $ 2,394 $ 2,065 $ 2,930
Average Principal Balances
2013 YTD 2012 2011 2010
FFELP
Term FFELP $ 98,858 $ 104,913 $ 109,509 $ 99,041
Other Secured FFELP 13,109 22,271 29,466 38,767
Total FFELP $ 111,967 $ 127,184 $ 138,975 $ 137,808
Private Credit
Term Private Credit $ 26,577 $ 25,111 $ 25,619 $ 25,854
Other Secured Financings 769 1,875 233 -
Total Private Credit $ 27,346 $ 26,987 $ 25,853 $ 25,854
Total FFELP and Private Credit $ 139,314 $ 154,171 $ 164,828 $ 163,661

Projected Cash Flows From FFELP Portfolio
*
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4.0%), Consolidation (3.0%)
Excludes assets and excess spread associated with residual sales
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $8.1 Billion
Total Cash Flows from Projected Servicing Revenues = $4.5 Billion as of  6/30/13 2013 2014 2015 2016 2017 2018 2019 2020
Projected FFELP Average Balance $103,954 $97,107 $87,813 $78,744 $70,129 $61,795 $54,069 $46,878
Projected Excess Spread $447 $820 $749 $720 $768 $698 $628 $557
Projected Servicing Revenue $308 $579 $527 $477 $426 $374 $325 $279
Projected Total Revenue $755 $1,399 $1,276 $1,197 $1,194 $1,071 $953 $836
2021 2022 2023 2024 2025 2026 2027 2028 - 2033
Projected FFELP Average Balance $40,251 $34,204 $29,073 $24,931 $21,055 $17,375 $13,915 $5,563
Projected Excess Spread $490 $425 $342 $287 $258 $223 $190 $501
Projected Servicing Revenue $237 $198 $165 $141 $120 $100 $82 $206
Projected Total Revenue $727 $623 $507 $428 $379 $324 $271 $707

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Total assets of $9.1 billion at June 30, 2013
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate, brokered and direct retail deposits
– 17.1% Total Risk-based Capital at June 30, 2013
– Dividends of $120 million paid 2013 YTD
Deposit taking activities
– Deposits totaled $7.6 billion at June 30, 2013
• $4.6 billion Brokered Deposits
• $3.0 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 20.3 months
– Total deposits increased 48% over 2Q12 and decreased 5% versus 1Q13
Sallie Mae Bank

Sallie Mae Bank – Capital & Deposits
*Primarily affiliate deposit accounts with no stated maturities
Bank Deposits ($ millions)
Brokered CDs
Brokered –
Other
Retail Deposits
Other Deposits*
Total Deposits
$3,552 $3,975 $4,098 $3,346 $2,352 $3,455
536
685
810
1,069 1,077
1,071
2,548 2,521 2,131 1,634
1,676
1,768
462 446
529 502 469 463
$7,634 $8,042 $7,800 $6,319 $5,159 $6,221
Mar 12 Jun 12 Sep 12 Dec 12 Mar 13 Jun 13
Mar 12
Jun 12 Sep 12 Dec 12 Mar 13
Jun 13
Regulatory Capital Ratios
Ratio
Tier 1 Leverage
Tier 1 Risk Based
Total Risk Based
11.5%
16.3%
17.1% 14.8%
13.8%
10.4% 11.5%
15.0%
16.1% 15.7%
14.8%
13.8%
13.8%
17.3%
18.4% 17.7%
16.7%
14.2%

39 Risk-Adjusted Capital

Strong Capital Position
($ in Billions)
GAAP Capital
Goodwill & Intangibles
Derivative Mark-to-Market
Unamortized Premiums from Floors
Tangible Economic Capital
Private Loan Reserve
Available Risk Capital
Risk Assets (Before Loan Loss Reserves)
Private Credit
Other Risk Assets
Total Risk Assets
Capital to Risk Assets:
Q2 13 Q1 13 Q2 12
$5.4
$5.2
$4.9
(0.5)
(0.4)
(0.4)
0.9
1.0
1.1
0.7 0.5 0.5
$6.4
$6.2 $6.2
2.2
2.2
2.1
$8.5 $8.4 $8.4
$39.3 $39.6 $38.6
1.1
1.0 1.0
$40.2 $40.6 $39.7
21.2% 20.7% 21.2%
* “Tangible Economic Capital” and “Available Risk Capital” are non-GAAP financial measures.  The reconciliation to GAAP capital is shown on this slide.

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
10% of
Assets
Private
Education
Loans
23% of
Assets
FFELP
Loans
67% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangible assets for which capital is allocated at 100%

42 FFELP ABS Appendix

Federal Student Loan Market
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2012 ($ in billions)
Source:  Department of Education, U.S. Department of Education FY 2012 Agency Financial Report
FFELP owned
by ED, $147
FDLP, $494
FFELP Loans,
$291

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

SLM Stafford/PLUS ABS Trusts
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
Historical SLM Stafford/PLUS ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
3 1 2 4 5 6 7 8 9 10 11
3 1 2 4 5 6 7 8 9 10 11
45%
50%
35%
40%
25%
30%
15%
20%
5%
10%
0%
45%
50%
35%
40%
25%
30%
15%
20%
5%
10%
0%
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts
2007 Trusts 2008 Trusts 2010 Trusts 2012 Trusts
Prepayment Analysis
Years Since Inception

46 46
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis
0%
3%
5%
8%
10%
13%
15%
18%
20%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
0%
3%
5%
8%
10%
13%
15%
18%
20%
1 2 3 4 5 6 7
8 9 10
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2009 Trusts 2011 Trusts
SLM Consolidation ABS Trusts
Years Since Inception
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers’
loans
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter

47 Private Education Loan ABS Appendix

SLM Private Education Loan ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued close to $267 billion in Private and FFELP ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with expected originations of at least $4.0 billion in 2013
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of Private Education Loan
ABS
Executed 3 transactions in 2011 totaling $2.1 billion
Executed 5 transactions in 2012
totaling
$4.2 billion
Executed 3 transactions in 2013 YTD
totaling
$2.5 billion

Issue size of $500M to $1.5B
Triple-A rated senior notes, Single-A rated
subordinated notes
20-30% Triple-A overcollateralization
Multiple tranches with 2, 5, and/or 7 yr
average lives
Fixed rate or floating rate tied to 1 month
LIBOR
Full-turbo structure
Collateralized by loans made to students
and parents to fund college tuition, room
and board
Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk-
based pricing
~80% with cosigners, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

SLM Private Education Loan ABS Summary
(1) Smart Option loans considered as ‘in repayment’ if borrowers are making either interest only payments or principal and interest payments, regardless of whether the borrower is otherwise in school, grace, or deferment status.
SLM Private Education Loan ABS Trusts (2009-D - Present)
09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E 13-A 13-B
Bond Amount ($mil) 1,680 590 1,550 869 1,701 562 825 721 547 891 1,135 640 976 1,108 1,135
Initial AAA Enhancement (%) 32% 37% 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21% 26% 22%
Loan Program (%)
Smart Option -- -- -- -- -- -- -- 10% 20% 30% 40% 45% 48% 63% 63%
Signature/Law/MBA/Med 52% -- 76% 46% 89% 88% 91% 71% 61% 48% 43% 37% 35% 26% 29%
Consolidation 14% -- 1% 8% 11% 0% 0% 7% 6% 9% 5% 5% 5% 3% 5%
Direct to Consumer 34% -- 10% 20% -- 9% 6% 12% 12% 12% 12% 12% 12% 8% 3%
Career Training -- 100% 13% 26% -- 3% 3% 0% 1% 1% 0% 0% 0% 0% 0%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%) (1)
School, Grace, Deferment 57% 0% 63% 12% 36% 55% 55% 45% 37% 38% 40% 39% 44% 59% 62%
Full P&I Repayment 40% 98% 32% 85% 60% 43% 43% 52% 60% 60% 57% 59% 54% 39% 36%
Forbearance 3% 2% 5% 3% 3% 2% 3% 2% 2% 2% 3% 2% 2% 2% 2%
Wtd Avg Term to Maturity (Mo.) 211 141 190 169 194 192 189 182 171 164 151 144 148 144 146
% Loans with Cosigner 64% 70% 72% 65% 62% 72% 75% 71% 75% 77% 79% 80% 80% 80% 80%
% Loans with No Cosigner 36% 30% 28% 35% 38% 28% 25% 29% 25% 23% 21% 20% 20% 20% 20%
Wtd Avg FICO at Origination 731 747 739 734 727 737 736 733 735 736 737 740 733 741 740
Wtd Avg Recent FICO at Issuance 714 725 725 732 713 723 722 720 724 726 728 730 722 733 734
WA FICO (Cosigner at Origination) 744 753 749 744 742 747 745 744 745 745 745 748 741 751 750
WA FICO (Cosigner at Rescored) 729 734 739 740 733 736 731 734 732 734 735 738 728 745 746
WA FICO (Borrower at Origination) 707 734 714 712 701 709 710 704 705 705 707 710 702 703 702
WA FICO (Borrower at Rescored) 686 703 691 716 679 690 695 688 700 700 702 698 696 683 684
Summary Information

Constraining rating agency triple-A gross default stress levels at issuance
Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
27.6%
25.6%
33.9%
36.3%
54.8%
44.4%
49.8%
48.2%
52.6%
50.1%
56.8%
54.4%
59.4%
58.0%
55.7%
52.7%
49.3%
50.9%
48.2%
52.5%
52.2%
48.7%
06-A 06-C 07-A 09-A 09-B 09-C 09-D 09-CT 10-B 10-C 06-B 10-A 11-A 11-B 11-C 12-A 12-C 12-E 13-B 12-B 12-D 13-A

Percent of Rpmt + Forb
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12 Nov-12 Feb-13 May-13

Percent of Rpmt + Forb
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43

Private Education ABS Trusts: Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy
Loans in Forbearance as a Percent of Loans in Repayment and Forbearance
All Loans in SLM Trusts by Year of Issuance
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
5.00%
0.00%
10.00%
15.00%
20.00%
25.00%
2002
2003
2004 2005 2006 2007 2009 2010 2011
2012
2012
2003 2002 2004 2005 2006
2007
2009
2010
2011

SallieMae

Percent of Repayment Balance
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13

Percent of Repayment Balance

SLM Private Education ABS Trusts: 90+ Day Delinquencies
0.00%
5.00%
90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
10.00%
0.00%
5.00%
10.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43
Quarter since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011 2012
As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance policy and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

SallieMae

Percent of Repayment Balance
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13

Percent of Repayment Balance

SLM Private Education ABS Trusts: Annualized Gross Charge-offs
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equalled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
Annualized Gross Charge-Offs as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Quarter since Inception
15.00%
10.00%
5.00%
0.00%
15.00%
10.00%
5.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
16
17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43
2002 2003 2004 2005 2006 2007 2009 2010 2011 2012

Percent of Original Pool Balance
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A

SLM Private Education Loan Gross Defaults
As of May 31, 2013
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died.  Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent.  For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent.  Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2)
Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent.  These loans are in various statuses including:  bankruptcy stay, deferment, forbearance or delinquency.
Actual-to-Date Cumulative Gross Defaults
including Bankruptcy Information
All Trust Loans
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Charge-off - 212+ days delinquent (1)
Bankruptcy or death - now current or paid off .(2)
Bankruptcy or death - other (3)
11.40%
12.83%
14.10%
14.90%
16.61%
14.79%
18.38%
15.15%
15.05%
17.29%
19.19%
16.76%
9.52%
9.57%
6.54%
5.64%
5.83%
3.50%
3.20%
2.33%
2.03%
1.45%
1.15%
0.80%
0.56%
0.10%
9.47%
10.63%
11.78%
12.63%
13.93%
12.54%
15.94%
13.07%
12.97%
14.99%
16.51%
14.01%
7.00%
6.17%
5.23%
3.69%
4.66%
2.67%
2.62%
1.06%
0.83%

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-
term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices
– The 2005 cohort had a recovery rate of 26% seven years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the
27% life-of loan recovery expectation remains in place

Constant Prepayment Rate (CPR)
11/30/2002
8/31/2003
5/31/2004
2/28/2005
11/30/2005
8/31/2006
5/31/2007
2/29/2008
11/30/2008
8/31/2009
5/31/2010
2/28/2011
11/30/2011
8/31/2012
May-13

SLM Private Education Loan ABS Trusts – Prepayment Analysis
Historical SLM Private Education Loan ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008
14
12
10
8
6
4
2
0
2002-A
2005-B
2010-A
2012-B
2003-A 2006-A
2010-B
2012-C
2012-D
2010-C 2006-B
2003-B
2003-C
2006-C
2011-A
2012-E
2011-B
2007-A
2004-A 2004-B
2009-CT
2011-C
2012-A
2009-D
2005-A

Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.
The following cohort default triangles provide loan performance information for certain Private Education Loans of
SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
– Program types include Undergraduate/Graduate
(1)
, Direct-to-Consumer (“DTC”)
(2)
, Career Training
(3)
, Private
Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
• Undergraduate/Graduate at not-for-profit schools: 640
• Undergraduate/Graduate at for-profit schools: 670
• DTC loans: 670
• Career Training loans: 670
• Private Consolidation loans: 640

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, cosigner status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.5%	0.8%	0.4%	0.2%	1.5%	0.7%	0.4%	0.3%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.9%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.3%	0.8%	0.3%	0.1%	0.0%	**6.6%**
2000	$70	0.0%	0.0%	0.0%	0.6%	1.1%	1.3%	0.6%	0.9%	1.5%	1.5%	1.0%	0.8%	0.4%	0.3%	0.0%		**10.2%**
2001	$187	0.0%	0.0%	0.1%	1.1%	1.4%	0.9%	1.8%	1.3%	2.3%	1.9%	1.5%	0.8%	0.4%	0.0%			**13.5%**
2002	$387	0.0%	0.2%	0.2%	1.2%	1.1%	1.9%	1.6%	2.3%	1.9%	1.3%	0.9%	0.4%	0.0%				**13.1%**
2003	$683	0.0%	0.2%	0.6%	1.0%	1.9%	1.6%	2.7%	2.4%	1.8%	1.2%	0.6%	0.0%					**13.9%**
2004	$1,132	0.0%	0.2%	0.3%	1.9%	1.8%	3.0%	2.9%	1.8%	1.3%	0.9%	0.0%						**14.2%**
2005	$1,538	0.0%	0.0%	0.4%	2.5%	3.7%	3.4%	2.1%	1.6%	0.9%	0.1%							**14.8%**
2006	$2,013	0.0%	0.1%	1.6%	3.7%	3.8%	2.5%	1.7%	1.1%	0.1%								**14.6%**
2007	$2,453	0.0%	0.4%	3.5%	4.6%	3.0%	2.0%	1.4%	0.1%									**15.0%**
2008	$2,935	0.0%	2.3%	4.2%	3.9%	2.5%	1.7%	0.1%										**14.8%**
2009	$3,271	0.0%	3.4%	3.7%	3.5%	2.0%	0.1%											**12.7%**
2010	$2,814	0.0%	3.5%	3.7%	2.9%	0.1%												**10.3%**
2011	$1,889	0.0%	3.0%	3.6%	0.2%													**6.8%**
2012	$1,110	0.0%	1.9%	0.3%														**2.2%**

Cohort Default Triangles
Note: Data as of 6/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.8%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.1%	0.1%	0.1%	0.0%	**2.9%**
2000	$37	0.0%	0.0%	0.0%	0.5%	0.5%	0.7%	0.7%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.4%	0.0%		**7.1%**
2001	$90	0.0%	0.0%	0.1%	0.7%	0.9%	0.6%	1.2%	1.0%	1.7%	1.4%	1.1%	0.8%	0.3%	0.0%			**9.8%**
2002	$196	0.0%	0.2%	0.1%	0.8%	0.6%	1.4%	0.8%	1.9%	1.5%	1.1%	0.7%	0.4%	0.0%				**9.7%**
2003	$367	0.0%	0.1%	0.3%	0.6%	0.9%	1.1%	2.2%	1.9%	1.4%	0.9%	0.6%	0.0%					**10.0%**
2004	$632	0.0%	0.2%	0.2%	1.0%	1.0%	2.2%	2.2%	1.4%	1.0%	0.8%	0.0%						**9.9%**
2005	$844	0.0%	0.0%	0.2%	1.4%	2.5%	2.3%	1.6%	1.2%	0.7%	0.1%							**9.9%**
2006	$1,121	0.0%	0.0%	0.7%	2.4%	2.4%	1.7%	1.2%	0.9%	0.1%								**9.5%**
2007	$1,409	0.0%	0.2%	2.0%	2.9%	2.0%	1.5%	1.0%	0.1%									**9.7%**
2008	$1,759	0.0%	1.2%	2.6%	2.7%	1.7%	1.2%	0.1%										**9.5%**
2009	$2,098	0.0%	1.9%	2.4%	2.3%	1.4%	0.1%											**8.2%**
2010	$1,887	0.0%	2.0%	2.3%	1.9%	0.1%												**6.3%**
2011	$1,366	0.0%	1.6%	2.3%	0.1%													**4.0%**
2012	$856	0.0%	1.1%	0.2%														**1.2%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.2%	0.8%	0.8%	0.0%	0.2%	**6.8%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.9%	0.4%	0.3%	1.8%	0.6%	0.6%	1.4%	0.6%	0.1%	0.0%	**10.4%**
2000	$33	0.0%	0.0%	0.0%	0.8%	1.7%	2.1%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.7%	0.2%	0.0%		**13.6%**
2001	$97	0.0%	0.0%	0.1%	1.5%	1.9%	1.2%	2.3%	1.5%	2.9%	2.3%	1.8%	0.9%	0.5%	0.0%			**16.9%**
2002	$190	0.0%	0.2%	0.2%	1.6%	1.7%	2.3%	2.4%	2.8%	2.4%	1.5%	1.1%	0.4%	0.0%				**16.6%**
2003	$315	0.0%	0.2%	0.9%	1.4%	2.9%	2.3%	3.3%	3.0%	2.3%	1.5%	0.6%	0.0%					**18.4%**
2004	$499	0.0%	0.3%	0.5%	3.1%	2.8%	4.1%	3.8%	2.3%	1.7%	1.1%	0.0%						**19.6%**
2005	$694	0.0%	0.1%	0.7%	3.9%	5.3%	4.7%	2.7%	2.1%	1.2%	0.0%							**20.7%**
2006	$892	0.0%	0.2%	2.7%	5.3%	5.4%	3.4%	2.3%	1.5%	0.1%								**20.9%**
2007	$1,044	0.0%	0.8%	5.5%	6.9%	4.3%	2.8%	1.8%	0.1%									**22.2%**
2008	$1,176	0.0%	4.0%	6.6%	5.8%	3.7%	2.3%	0.1%										**22.6%**
2009	$1,173	0.0%	6.0%	6.0%	5.5%	3.1%	0.2%											**20.7%**
2010	$926	0.0%	6.6%	6.6%	5.1%	0.2%												**18.6%**
2011	$522	0.0%	6.5%	7.3%	0.3%													**14.2%**
2012	$254	0.1%	4.7%	0.7%														**5.5%**

Note: Data as of 6/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Undergraduate/Graduate
(1)
With Co-signer
Undergraduate/Graduate
(1)
Without Co-signer

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.6%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.3%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.1%	0.0%	**6.0%**
2000	$68	0.0%	0.0%	0.0%	0.7%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.5%	0.3%	0.0%		**9.8%**
2001	$180	0.0%	0.0%	0.1%	0.9%	1.4%	0.9%	1.7%	1.2%	2.4%	1.8%	1.5%	0.8%	0.4%	0.0%			**13.1%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.4%	0.0%				**12.9%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.6%	0.0%					**13.4%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.6%	1.7%	1.3%	0.9%	0.0%						**13.3%**
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.5%	0.9%	0.0%							**14.0%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.7%	1.1%	0.1%								**13.9%**
2007	$2,105	0.0%	0.4%	3.4%	4.3%	2.8%	1.9%	1.3%	0.1%									**14.2%**
2008	$2,460	0.0%	2.2%	3.9%	3.6%	2.4%	1.6%	0.1%										**13.8%**
2009	$2,705	0.0%	3.2%	3.4%	3.3%	1.9%	0.1%											**11.9%**
2010	$2,404	0.0%	3.4%	3.6%	2.8%	0.1%												**9.8%**
2011	$1,678	0.0%	2.8%	3.4%	0.1%													**6.3%**
2012	$1,010	0.0%	1.8%	0.3%														**2.1%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$0.36	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	13.6%	0.0%	0.0%	12.6%	0.0%	5.1%	0.0%	0.4%	0.0%	**31.7%**
1999	$2	0.0%	0.0%	0.0%	2.3%	1.4%	2.1%	4.8%	0.0%	0.0%	0.0%	0.0%	0.9%	5.3%	0.0%	0.0%	0.0%	**16.9%**
2000	$2	0.0%	0.0%	0.0%	0.0%	2.8%	0.7%	3.2%	3.2%	3.7%	8.9%	0.0%	1.6%	0.0%	0.0%	0.0%		**24.3%**
2001	$7	0.0%	0.1%	0.1%	4.7%	2.2%	1.1%	4.3%	2.2%	0.8%	3.5%	1.5%	1.8%	0.4%	0.0%			**22.7%**
2002	$27	0.0%	0.0%	0.4%	1.9%	2.2%	2.1%	2.0%	2.8%	1.8%	1.3%	0.8%	0.5%	0.0%				**15.8%**
2003	$52	0.0%	0.2%	0.7%	2.4%	2.7%	2.2%	3.8%	3.0%	2.4%	1.5%	0.7%	0.2%					**19.8%**
2004	$126	0.0%	0.3%	0.6%	3.2%	3.0%	3.9%	4.7%	2.4%	1.8%	1.2%	0.0%						**21.2%**
2005	$175	0.0%	0.0%	0.7%	3.7%	5.3%	4.9%	2.7%	1.9%	1.1%	0.2%							**20.5%**
2006	$246	0.0%	0.2%	2.1%	4.9%	5.0%	3.2%	2.1%	1.6%	0.2%								**19.4%**
2007	$348	0.0%	0.5%	4.3%	6.5%	4.0%	2.5%	1.9%	0.2%									**19.8%**
2008	$475	0.0%	3.0%	5.9%	5.6%	3.1%	2.0%	0.1%										**19.7%**
2009	$567	0.0%	4.2%	5.0%	4.2%	2.7%	0.2%											**16.3%**
2010	$410	0.1%	4.5%	4.4%	3.9%	0.2%												**13.2%**
2011	$211	0.0%	4.4%	5.7%	0.4%													**10.5%**
2012	$101	0.0%	3.3%	0.5%														**3.8%**

62
Note: Data as of 6/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (3),(4)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%	0.0%	**4.0%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	1.0%	0.4%	0.5%	0.0%	0.2%	0.0%		**4.7%**
2001	$64	0.0%	0.0%	0.0%	0.5%	0.4%	0.4%	1.1%	0.8%	1.0%	0.7%	0.6%	0.7%	0.3%	0.0%			**6.5%**
2002	$137	0.0%	0.3%	0.1%	0.5%	0.4%	0.8%	0.6%	1.2%	0.9%	0.6%	0.5%	0.2%	0.0%				**6.1%**
2003	$249	0.0%	0.1%	0.2%	0.4%	0.6%	0.7%	1.2%	1.4%	0.9%	0.7%	0.5%	0.0%					**6.7%**
2004	$424	0.0%	0.1%	0.1%	0.7%	0.7%	1.4%	1.3%	0.9%	0.8%	0.6%	0.0%						**6.6%**
2005	$574	0.0%	0.0%	0.2%	1.0%	1.5%	1.5%	1.1%	0.9%	0.5%	0.0%							**6.6%**
2006	$762	0.0%	0.0%	0.5%	1.4%	1.5%	1.1%	0.8%	0.6%	0.1%								**5.9%**
2007	$938	0.0%	0.1%	1.2%	1.5%	1.1%	1.0%	0.7%	0.0%									**5.6%**
2008	$1,131	0.0%	0.7%	1.5%	1.4%	1.0%	0.8%	0.0%										**5.5%**
2009	$1,346	0.0%	1.2%	1.4%	1.4%	1.0%	0.1%											**5.0%**
2010	$1,217	0.0%	1.3%	1.5%	1.2%	0.1%												**4.2%**
2011	$844	0.0%	1.1%	1.4%	0.1%													**2.6%**
2012	$513	0.0%	0.9%	0.1%														**1.0%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (3),(4)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**4.0%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%	0.0%	**5.1%**
2000	$20	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.1%	0.8%	1.3%	0.7%	0.6%	0.4%	0.5%	0.0%		**8.5%**
2001	$54	0.0%	0.0%	0.1%	0.9%	1.2%	0.5%	1.4%	0.9%	1.9%	1.4%	1.2%	0.9%	0.4%	0.0%			**10.9%**
2002	$111	0.0%	0.1%	0.1%	1.1%	1.0%	1.7%	1.4%	2.2%	1.4%	1.3%	0.8%	0.5%	0.0%				**11.5%**
2003	$194	0.0%	0.2%	0.5%	0.8%	1.6%	1.5%	2.4%	1.9%	1.8%	1.2%	0.5%	0.0%					**12.4%**
2004	$321	0.0%	0.2%	0.2%	1.7%	1.5%	2.5%	2.9%	1.8%	1.3%	0.9%	0.0%						**13.0%**
2005	$439	0.0%	0.0%	0.4%	2.2%	3.3%	2.9%	2.1%	1.4%	0.9%	0.1%							**13.4%**
2006	$553	0.0%	0.1%	1.3%	3.1%	3.4%	2.3%	1.6%	1.0%	0.1%								**13.0%**
2007	$659	0.0%	0.3%	2.9%	4.1%	2.7%	1.7%	1.3%	0.1%									**13.1%**
2008	$782	0.0%	2.0%	3.8%	3.5%	2.3%	1.5%	0.0%										**13.3%**
2009	$883	0.0%	3.0%	3.5%	3.3%	2.1%	0.1%											**12.0%**
2010	$740	0.0%	3.4%	3.7%	2.8%	0.1%												**10.0%**
2011	$486	0.0%	2.8%	3.5%	0.2%													**6.5%**
2012	$284	0.1%	1.7%	0.3%														**2.1%**

63
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 6/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (3),(4)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.3%	0.1%	0.3%	**6.2%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%	0.0%	**7.3%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.4%	1.9%	0.2%	1.0%	0.9%	1.4%	1.4%	1.0%	0.9%	0.2%	0.0%		**11.2%**
2001	$37	0.0%	0.0%	0.1%	1.3%	2.1%	1.5%	1.9%	1.6%	2.7%	2.9%	2.0%	0.8%	0.4%	0.0%			**17.3%**
2002	$77	0.0%	0.2%	0.3%	1.6%	1.8%	2.4%	2.4%	2.9%	2.7%	1.5%	1.1%	0.5%	0.0%				**17.5%**
2003	$134	0.0%	0.1%	0.8%	1.3%	2.8%	2.2%	3.7%	3.3%	2.1%	1.3%	0.6%	0.0%					**18.2%**
2004	$222	0.0%	0.3%	0.5%	2.9%	2.6%	4.2%	3.8%	2.3%	1.7%	1.0%	0.0%						**19.3%**
2005	$298	0.0%	0.1%	0.7%	3.8%	5.3%	4.9%	2.8%	1.9%	1.2%	0.1%							**20.6%**
2006	$402	0.0%	0.2%	2.6%	5.6%	5.6%	3.6%	2.4%	1.4%	0.1%								**21.4%**
2007	$505	0.0%	0.7%	5.6%	7.4%	4.8%	3.0%	1.9%	0.1%									**23.4%**
2008	$623	0.0%	3.9%	6.9%	6.3%	3.7%	2.4%	0.2%										**23.3%**
2009	$664	0.1%	5.7%	6.1%	5.8%	3.1%	0.2%											**21.0%**
2010	$546	0.0%	6.2%	6.1%	4.8%	0.1%												**17.2%**
2011	$357	0.0%	4.9%	6.4%	0.3%													**11.6%**
2012	$200	0.1%	3.2%	0.4%														**3.6%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (3),(4)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.9%	0.0%	2.9%	2.3%	1.3%	0.2%	0.0%	0.3%	**8.6%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.2%	1.3%	2.3%	0.9%	0.3%	2.1%	0.5%	0.3%	0.8%	0.5%	0.4%	0.0%	**10.6%**
2000	$14	0.0%	0.0%	0.0%	1.3%	2.5%	2.3%	1.4%	1.6%	3.8%	3.0%	1.9%	1.5%	0.7%	0.4%	0.0%		**20.5%**
2001	$32	0.0%	0.0%	0.1%	2.3%	2.9%	2.0%	3.4%	2.6%	5.2%	3.8%	2.9%	1.1%	0.8%	0.0%			**27.1%**
2002	$61	0.0%	0.2%	0.4%	2.7%	2.3%	4.0%	3.1%	4.6%	4.2%	2.4%	1.6%	0.7%	0.1%				**26.2%**
2003	$107	0.0%	0.3%	1.3%	2.1%	4.1%	3.3%	5.4%	4.5%	3.4%	2.1%	1.0%	0.0%					**27.7%**
2004	$165	0.0%	0.5%	0.5%	4.4%	3.9%	6.5%	5.7%	3.5%	2.4%	1.7%	0.0%						**29.1%**
2005	$226	0.0%	0.1%	0.9%	5.4%	8.2%	7.0%	3.8%	3.3%	1.7%	0.0%							**30.3%**
2006	$296	0.0%	0.2%	3.7%	8.2%	7.8%	4.8%	3.4%	2.3%	0.1%								**30.5%**
2007	$351	0.0%	1.1%	8.0%	9.8%	6.0%	3.9%	2.7%	0.2%									**31.7%**
2008	$398	0.0%	5.4%	8.5%	8.1%	5.1%	3.4%	0.1%										**30.7%**
2009	$379	0.0%	8.2%	7.9%	7.1%	3.7%	0.2%											**27.2%**
2010	$311	0.0%	8.0%	8.2%	6.6%	0.2%												**23.0%**
2011	$202	0.0%	7.6%	8.4%	0.4%													**16.4%**
2012	$114	0.0%	4.8%	0.5%														**5.3%**

Note: Data as of 6/30/13.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2] 0	1	2	3	4	5	6	7	8	Total
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.1%	0.0%	**2.4%**
2007	$675	0.0%	0.0%	0.3%	0.4%	0.6%	0.4%	0.3%	0.0%		**2.1%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.6%	0.1%			**2.5%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1],[2] 0	1	2	3	4	5	6	7	8	Total
2006	$125	0.0%	0.4%	0.9%	1.5%	1.6%	1.5%	1.0%	0.7%	0.0%	**7.6%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	1.0%	0.9%	0.0%		**5.1%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.7%	1.7%	0.4%			**7.7%**

Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 6/30/13.
(1) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

≥

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3) 0	1	2	3	4	5	6	7	8	9	10	Total
2004	$8	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.4%	0.0%	0.2%	0.0%	**1.3%**
2005	$65	0.0%	0.1%	0.8%	0.8%	1.4%	2.1%	1.2%	0.9%	0.6%	0.1%		**8.0%**
2006	$139	0.0%	0.7%	1.8%	4.4%	4.8%	2.4%	2.0%	1.8%	0.1%			**18.0%**
2007	$245	0.0%	0.6%	4.7%	6.3%	4.2%	2.7%	2.1%	0.1%				**20.7%**
2008	$369	0.0%	2.9%	5.9%	4.9%	3.5%	2.3%	0.2%					**19.6%**
2009	$398	0.0%	3.7%	4.0%	3.9%	2.5%	0.2%						**14.3%**
2010	$316	0.0%	3.5%	4.0%	4.1%	0.3%							**11.9%**
2011	$193	0.1%	3.7%	4.4%	0.5%								**8.6%**
2012	$105	0.0%	2.5%	1.0%									**3.5%**

≥

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3) 0	1	2	3	4	5	6	7	8	9	10	Total
2004	$2	0.0%	0.0%	1.6%	1.2%	0.6%	5.2%	2.2%	3.0%	1.2%	3.8%	0.0%	**18.9%**
2005	$19	0.0%	1.0%	2.1%	2.6%	4.1%	6.3%	2.8%	1.6%	0.3%	0.1%		**20.8%**
2006	$66	0.0%	1.4%	2.6%	6.6%	6.4%	4.0%	2.6%	2.0%	0.1%			**25.7%**
2007	$158	0.0%	1.0%	5.8%	8.1%	4.6%	3.7%	2.5%	0.1%				**25.9%**
2008	$256	0.0%	3.7%	7.9%	7.2%	4.2%	3.1%	0.3%					**26.4%**
2009	$235	0.0%	6.7%	6.2%	6.8%	4.4%	0.3%						**24.3%**
2010	$152	0.1%	8.2%	6.9%	7.9%	0.4%							**23.6%**
2011	$89	0.1%	7.7%	9.0%	1.0%								**17.9%**
2012	$47	0.0%	5.6%	1.4%									**7.1%**

Note: Data as of 6/30/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Year sin Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Co-signer, FICO 670
(1)
DTC Without Co-signer, FICO 670
(1)
Cohort Default Triangles

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2),(3) 0	1	2	3	4	5	6	7	8	9	10	11	Total
2003	$291	0.0%	0.4%	1.4%	1.6%	1.8%	1.4%	1.3%	1.0%	0.8%	0.5%	0.3%	0.0%	**10.7%**
2004	$383	0.0%	0.4%	1.5%	2.3%	1.8%	1.8%	1.7%	1.1%	0.8%	0.4%	0.0%		**11.9%**
2005	$513	0.0%	0.3%	2.2%	2.2%	2.5%	2.2%	1.5%	1.0%	0.6%	0.1%			**12.5%**
2006	$633	0.0%	0.4%	2.5%	3.6%	3.2%	2.2%	1.5%	0.9%	0.1%				**14.4%**
2007	$675	0.0%	0.5%	3.5%	3.9%	2.9%	1.8%	1.1%	0.1%					**13.9%**
2008	$594	0.0%	0.6%	4.2%	3.5%	2.2%	1.3%	0.1%						**12.0%**
2009	$186	0.0%	0.2%	1.9%	1.9%	1.3%	0.1%							**5.4%**
2010	$24	0.0%	0.5%	0.9%	0.6%	0.0%								**2.0%**

67
Note: Data as of 6/30/13.
(1) FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2) Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles

68 SLM Appendix

SallieMae

($ in millions, except per share amounts)

	Quarters Ended					
	June 30, 2013		March 31, 2013		June 30, 2012	
	Dollars	Diluted EPS	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income	$ 543	$1.20	$ 346	$0.74	$ 292	$0.59
Adjustment from GAAP to "Core Earnings"						
Net impact of derivative accounting	(143)		(110)		(82)	
Net impact of goodwill and acquired intangible assets	4		4		5	
Total "Core Earnings" Adjustments before net tax effect	(139)		(106)		(77)	
Net tax effect	58		43		28	
Total "Core Earnings" Adjustments	(81)		(63)		(49)	
"Core Earnings"	$462	$1.02	$283	$0.61	$243	$0.49

($ in millions, except per share amounts)	Quarters Ended					
	June 30, 2013		March 31, 2013		June 30, 2012	
	Dollars	Diluted EPS	Dollars	Diluted EPS	Dollars	Diluted EPS
GAAP net income	$ 543	$1.20	$ 346	$0.74	$ 292	$0.59
Adjustment from GAAP to "Core Earnings"						
Net impact of derivative accounting	(143)		(110)		(82)	
Net impact of goodwill and acquired intangible assets	4		4		5	
Total "Core Earnings" Adjustments before net tax effect	(139)		(106)		(77)	
Net tax effect	58		43		28	
Total "Core Earnings" Adjustments	(81)		(63)		(49)	
"Core Earnings"	$462	$1.02	$283	$0.61	$243	$0.49

69 GAAP to “Core Earnings” Reconciliation

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
– Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
– Accrued interest factors
– Quarterly distribution factors
– Historical trust performance  - monthly charge-off, delinquency, loan status, CPR, etc. by trust
– Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
– Current and historical monthly distribution reports
– Distribution factors
– Current rates
– Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
– Archived and historical webcasts, transcripts and investor presentations
Sallie Mae Investor Relations Website
www.salliemae.com/investors